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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) March 6, 2001
                                                      -------------


                         First Consumers National Bank
                         First Consumers Master Trust
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            (Exact Name of Registrant as Specified in its Charter)



                                   Illinois
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                (State or Other Jurisdiction of Incorporation)

    333-48860 and 333-48860-01                                   93-098-2044
----------------------------------                  --------------------------------------
     (Commission File Number)                        (I.R.S. Employer Identification No.)


  9300 S.W. Gemini Drive, Beaverton, OR                               97008
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 (Address of Principal Executive Offices)                           (Zip Code)
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                                (630) 986-8800
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             (Registrant's Telephone Number, Including Area Code)


                                   No Change
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 2.   Acquisition or Disposition of Assets.

     On March 6, 2001, Registrants caused the issuance and sale by First
Consumers Card Master Note Trust of $462,000,000 aggregate principal amount of
Class A Series 2000-A Floating Rate Asset-Backed Notes, $63,000,000 aggregate principal amount of Class B Series 2000-A Floating Rate Asset-Backed Notes, and
$36,000,000 aggregate principal amount of Class C Series 2000-A Floating Rate
Asset-Backed Notes.

     The Registrant is filing final forms of the exhibits listed in Item 7(c) below relating to the Notes.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

Exhibit
   No.           Document Description
 -------         --------------------

(a)              Not applicable
(b)              Not applicable
(c)              Exhibit 1.1  Underwriting Agreement, dated March 1, 2001, among
                              Deutsche Banc Alex. Brown Inc., Representative of the Underwriters, First Consumers National Bank and Spiegel, Inc.
                 Exhibit 4.1 Master Indenture, dated as of March 1, 2001, between First Consumers Credit Card Master Note
                              Trust and The Bank of New York
                 Exhibit 4.2 Indenture Supplement, dated as of March 1, 2001, between First Consumers Credit Card Master Note
                              Trust and The Bank of New York
                 Exhibit 4.3  Transfer and Servicing Agreement, dated as of
                              March 1, 2001, between First Consumers National
                              Bank and First Consumers Credit Card Master Note
                              Trust
                 Exhibit 4.4 Trust Agreement, dated as of March 1, 2001, between First Consumers National Bank and Bankers
                              Trust Company
                 Exhibit 4.5  Administration Agreement, dated as of March 1,
                              2001, between First Consumers Credit Card Master
                              Note Trust and First Consumers National Bank
                 Exhibit 4.6  Collateral Series Supplement including form of
                              Collateral Certificate, dated as of March 1, 2001, between First Consumers National Bank and The Bank of New York
                 Exhibit 4.7  Note Purchase Agreement, dated as of March 1,
                              2001, between First Consumers National Bank and
                              Deutsche Banc Alex. Brown Inc.

                                      -2-
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST CONSUMERS NATIONAL BANK
                                (Co-Registrant)



Dated: March 9, 2001               By: /s/ John R. Steele
                                      -------------------
                                   Name: John R. Steele
                                   Title: Treasurer and Director


                                   FIRST CONSUMERS MASTER TRUST
                                (Co-Registrant)

                                   By: First Consumers National Bank,
                                   as originator of First Consumers Master Trust



Dated: March 9, 2001               By: /s/ John R. Steele
                                      -------------------
                                   Name: John R. Steele
                                   Title: Treasurer and Director

                                      -3-